Confidential Treatment Requested by Capital Trust, Inc.

Execution Copy

JOINDER NO. 2 AND AMENDMENT NO. 3
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

This JOINDER NO. 2 AND AMENDMENT NO. 3 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of February 10, 2012 (this “Joinder and Amendment”), by and among CT LEGACY ASSET, LLC, CT XLC HOLDING, LLC and BELLEVUE C2 HOLDINGS, LLC, each a Delaware limited liability company (each, a “Joinder Party” and collectively, the “Joinder Parties”), CT LEGACY JPM SPV, LLC, a Delaware limited liability company and CT LEGACY CAYMAN, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as sellers (each, a “Seller” and collectively, the “Sellers”), in favor of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as buyer (“Buyer”), and agreed to and accepted by U.S. BANK NATIONAL ASSOCIATION AS SUCCESSOR IN INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, as custodian and securities intermediary (the “Custodian” or “Securities Intermediary”), MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION, as depository (the “Depository”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as hedge counterparty (the “Hedge Counterparty”).

RECITALS

WHEREAS, Sellers and Buyer have entered into that certain Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011 (as amended by (i) that certain Joinder No. 1 and Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of September 30, 2011 and (ii) that certain Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of December 29, 2011 (as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings specified therefor in the Repurchase Agreement;

WHEREAS, each Joinder Party will obtain substantial benefits from entering into the Repurchase Agreement;

WHEREAS, the Joinder Parties own all of the right, title and interest to and in, those certain assets listed on Schedule A attached hereto, and such assets, together with all of the Joinder Parties' right, title and interest in and to the related asset documents referenced in Schedule B attached hereto, constitute the “Additional Collateral”;

WHEREAS, each Joinder Party desires to (i) join in Sellers’ obligations with respect to the Repurchase Agreement and each other Repurchase Document (as hereinafter defined) and (ii) assign to Buyer all of such Joinder Party’s rights and obligations under the Defeasance Collateral, and the Buyer wishes to accept assignment of such rights, and assume such obligations, effective as of the date hereof;

WHEREAS, the Sellers and Buyer hereby authorize and direct the Custodian and Securities Intermediary to enter into this Joinder and Amendment on the terms provided herein and the Custodian and Securities Intermediary, by execution of this Joinder and Amendment, agree to comply therewith; and

WHEREAS, Sellers and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Joinder and Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Sellers and Buyer agree as follows:

SECTION 1.  Assumption of Liability.  Each Joinder Party hereby joins in, and assumes direct primary liability, and not liability as a guarantor or surety, for, all the obligations of Sellers (whether now existing or established in the future) under the following documents (each, a “Repurchase Document” and collectively, the “Repurchase Documents”):  (a) the Repurchase Agreement; (b) that certain Amended and Restated Custodial Agreement dated as of March 31, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Custodial Agreement”), among Sellers, Custodian, Securities Intermediary and Buyer; (c) that certain Amended and Restated Interim Servicing Agreement dated as of March 31, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Servicing Agreement”), among Sellers, Servicer and Buyer; (d) that certain Amended and Restated Depository Agreement dated as of March 31, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Depository Agreement”), among Sellers, Depository and Buyer; (e) that certain 1992 ISDA Master Agreement dated as of August 26, 2005, as amended by that certain novation letter agreement, dated as of September 23, 2008, that certain amendment agreement, dated as of May 28, 2009, and as further amended by that certain second amendment agreement, dated as of March 31, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Master Agreement”), among Sellers and Hedge Counterparty; and (f) any other documents, certificates and agreements executed by the Sellers in connection with the foregoing documents listed as items (a)-(e).  By executing this Joinder and Amendment, each Joinder Party is assuming and agreeing to all liabilities and obligations whether now existing or hereafter arising under the Repurchase Documents, and all the terms, conditions, covenants and restrictions thereof.  Each Joinder Party shall be fully liable, jointly and severally, for all obligations of Sellers under, and fully bound by, all the Repurchase Documents as if such Joinder Party had executed and delivered all the Repurchase Documents (including any future amendments or modifications thereof) directly in such Joinder Party’s own name.

SECTION 2.  Obligation to Pay.  Each Joinder Party shall, in accordance with Sellers’ obligations under the Repurchase Agreement, pay the JPMCB Repurchase Obligations and all other sums payable under any Repurchase Documents.

SECTION 3.  Covenants, Consents, Acknowledgments, Etc.  Each Joinder Party:

(a) joins in all present and future consents, acknowledgments, obligations, agreements, undertakings, liabilities, covenants and confirmations contained in the Repurchase Documents, whether arising before or after the Joinder Date;

(b) shall be bound by all restrictions, limitations, and prohibitions that apply to Sellers under any of the Repurchase Documents; and

(c) makes all of the representations and warranties contained in the Repurchase Documents for itself to the extent applicable and to the same extent required to be made by Sellers under the Repurchase Documents, as if the same were fully set forth herein.

SECTION 4.  Amendments to Repurchase Agreement.

(a)           Article 2 of the Repurchase Agreement is hereby modified by adding the following new defined term “JPMCF Purchased Assets”:

“JPMCF Purchased Assets” shall have the meaning specified in Article 10(y) of this Agreement.

(b)           Article 2 of the Repurchase Agreement is hereby modified by deleting clause (i) of the defined term “Applicable Spread” in its entirety and inserting the following in lieu thereof:

(i)      with respect to each Purchased Asset and so long as no Event of Default shall have occurred and be continuing, the incremental per annum rate of five hundred fifty (550) basis points; provided, however, that (a) such incremental per annum rate shall be increased by fifty (50) basis points if, as of June 30, 2012, the aggregate Repurchase Price of all Purchased Assets plus the aggregate repurchase price of all JPMCF Purchased Assets exceeds an amount equal to $90,000,000 and (b) such incremental per annum rate shall be increased by fifty (50) basis points if, as of December 31, 2012, the aggregate Repurchase Price of all Purchased Assets plus the aggregate repurchase price of all JPMCF Purchased Assets exceeds an amount equal to $60,000,000; and

(c)           Article 2 of the Repurchase Agreement is hereby modified by deleting the defined term “Facility Amount” in its entirety and inserting the following in lieu thereof:

“Facility  Amount” shall mean, with respect to this Agreement and the JPMCF Agreement in the aggregate, $123,977,075.

(d)           The defined term “Seller” as that term is used in the Repurchase Agreement shall be amended to include “CT Legacy Asset, LLC”, “CT XLC Holding, LLC” and “Bellevue C2 Holdings, LLC”.

(e)           Section 3 of the Repurchase Agreement is hereby modified by deleting the first sentence of Section 3(f) and replacing it in its entirety with the following:

On the Termination Date (including any Early Repurchase Date) for any Transaction, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Assets being repurchased and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Article 4 of this Agreement) against the simultaneous transfer of the Repurchase Price to an account of Buyer. Buyer shall cooperate with Seller in good faith to execute any reasonably required revocations of Redirection Letters prepared by Seller with respect to such Purchased Assets, it being understood for the avoidance of doubt that Buyer shall not have any responsibility to prepare, deliver or otherwise administer any such revocations.

(f)           Section 9 of the Repurchase Agreement is hereby modified by deleting Sections 9(l), (m) and (n) and replacing them in their entirety with the following:

(l) from and after December 31, 2012, and through and including June 29, 2013, permit the aggregate Repurchase Price of all Purchased Assets plus the aggregate repurchase price of all JPMCF Purchased Assets to exceed an amount equal to $100,000,000;

(m)           from and after June 30, 2013, and through and including December 30, 2013, permit the aggregate Repurchase Price of all Purchased Assets plus the aggregate repurchase price of all JPMCF Purchased Assets to exceed an amount equal to $80,000,000;

(n)           from and after December 31, 2013, and through and including December 14, 2014 (which is the day prior to the Maturity Date), permit the aggregate Repurchase Price of all Purchased Assets plus the aggregate repurchase price of all JPMCF Purchased Assets to exceed an amount equal to $40,000,000;

(g)           Section 10 of the Repurchase Agreement is hereby modified by deleting Section 10(t) and replacing it in its entirety with the following:

(t)           Seller shall:

(i)           solely engage in the business of (A) in the case of CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC, CT XLC Holding, LLC and Bellevue C2 Holdings, LLC (1) acquiring, owning, holding, leasing, operating, managing, maintaining, developing, improving, selling, transferring, servicing, conveying, disposing of, pledging, assigning, borrowing money against, financing, refinancing, foreclosing on, or otherwise dealing with the Purchased Assets sold by it to Buyer, (2) entering into and performing its obligations under the Transaction Documents to which it is a party, and (3) engaging in any lawful act or activity and exercising any powers permitted to limited liabilities companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes and (B) in the case of CT Legacy Cayman, Ltd., (1) acquiring, owning, holding, leasing, operating, managing, maintaining, developing, improving, selling, transferring, servicing, conveying, disposing of, pledging, assigning, borrowing money against, financing, refinancing, foreclosing on, or otherwise dealing with the Purchased Asset sold by it to Buyer to the extent permitted by the Transaction Documents; (2) entering into and performing its obligations under the Transaction Documents to which the Company is a party; (3) entering into such other agreements and doing such other acts as may be incidental to, ancillary to or expedient to the foregoing or the consummation of the transactions contemplated thereby; and (4) engaging in any lawful act or activity and to exercise any powers permitted to companies incorporated under the laws of the Cayman Islands that are related or incidental to and necessary, convenient or advisable for the accomplishment of the foregoing purposes and maintain and preserve its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business (including, without limitation, preservation of all lending licenses held by Seller and of Seller’s status as a “qualified transferee” (however denominated) under all documents which govern the Purchased Assets);

(ii)           comply with all contractual obligations and with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

(iii)           keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

(iv)           not (a) cause or permit any change to be made in its name, organizational identification number, identity or corporate structure, or the places where the books and records pertaining to the Purchased Asset are held, (b) cause or permit the opening of any new chief executive office or the closing of any such office of Seller, or (c) change its jurisdiction of organization, unless it shall have provided Buyer thirty (30) days’ prior written notice of such change and shall have first taken all action required by Buyer for the purpose of perfecting or protecting the lien and security interest of Buyer established hereunder;

(v)           pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

(vi)           own no assets, and shall not engage in any business, other than the assets and transactions specifically contemplated by this Agreement and any other Transaction Document;

(vii)           not incur any Indebtedness or other obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than as otherwise permitted under this Agreement;

(viii)           not make any loans or advances to any Affiliate or third party and shall not acquire obligations or securities of its Affiliates, in each case other than in connection with the origination or acquisition of Assets for purchase under the Transaction Documents;

(ix)           pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from its own assets;

(x)           comply with the provisions of its Governing Documents;

(xi)           do all things necessary to observe organizational formalities and to preserve its existence, and shall not amend, modify, waive provisions of or otherwise change its Governing Documents without the prior written consent of Buyer;

(xii)           be, and at all times shall hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, and shall not identify itself or any of its Affiliates as a division or department of the other;

(xiii)           maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations and shall remain Solvent;

(xiv)           not engage in or suffer any Change of Control, dissolution, winding up, liquidation, consolidation or merger in whole or in part or convey or transfer all or substantially all of its properties and assets to any Person (except as contemplated herein);

(xv)           not commingle its funds or other assets with those of any Affiliate or any other Person except as contemplated herein with respect to any other Seller, and shall maintain its properties and assets in such a manner that it would not be costly or difficult to identify, segregate or ascertain its properties and assets from those of others;

(xvi)           maintain its properties, assets, books, records and accounts separate from those of any Affiliate or any other Person;

(xvii)           except as contemplated herein with respect to any other Seller, not hold itself or its credit or assets out to be responsible for the debts or obligations of any other Person;

(xviii)           not enter into any transaction with an Affiliate of Seller except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s-length transaction;

(xix)            maintain a sufficient number of employees in light of contemplated business operations;

(xx)           use separate stationary, invoices and checks bearing its own name;

(xxi)           allocate fairly and reasonably any overhead for shared office space and for services performed by an employee of an Affiliate;

(xxii)           except as contemplated herein with respect to any other Seller, not pledge its assets to secure the obligations of any other Person;

(xxiii)           not form, acquire or hold any Subsidiary or own any equity interest in any other entity, except, subject to Buyer’s prior written consent, as may be required to maintain REIT compliance;

(xxiv)           except as contemplated herein with respect to any other Seller, not guarantee any obligation of any Person, including any Affiliate or become obligated for the debts of any other Person; and

(xxv)           (A) in the case of CT Legacy JPM SPV, LLC, CT Legacy Asset, LLC, CT XLC Holding, LLC and Bellevue C2 Holdings, LLC, comply with the Special Purpose Provisions (as defined therein) in its respective limited liability company agreement and (B) in the case of CT Legacy Cayman, Ltd., comply with Section 3 of its Amended and Restated Memorandum of Association and Articles 150 and 151 of its Amended and Restated Articles of Association dated on or about September 30, 2011.

(h)           Article 10 of the Repurchase Agreement is hereby modified by inserting the following as new Sections 10(x) and (y):

(x)           Seller shall provide written notice to Buyer within one (1) Business Day of the receipt of any capital contributions of any kind or binding commitments thereof.

(y)           If at any time the Seller receives any capital contributions of any kind,  it shall (within three (3) Business Days of receipt) (i) make a payment of some or all of such amount to Buyer to reduce the Repurchase Price of one or more Purchased Assets and/or the repurchase price of one or more purchased assets related to the JPMCF Repurchase Agreement (the “JPMCF Purchased Assets”) and/or (ii) deliver a certification to Buyer that Seller will use all of such received capital contribution not paid pursuant to clause (i) above either to (A) make protective advances with respect to one or more Purchased Assets and/or JPMCF Purchased Assets or (B) make capital contributions in respect of CNL Hotel JV, LLC.  Payments made to Buyer pursuant to subparagraph (i) above shall be applied in the order of priority set forth in Article 4; provided, however, that the Buyer shall apply such payments to reduce the Repurchase Price of one or more Purchased Assets and/or the repurchase price of one or more JPMCF Purchased Assets in its sole and absolute discretion.

(i)           Annex II to the Existing Repurchase Agreement is hereby modified by deleting the existing Annex II and inserting the attached Schedule C to this Amendment in lieu thereof.

SECTION 5.  Amendment to the Custodial Agreement.  The term “Seller” as that term is used in the Custodial Agreement shall be amended to include “CT Legacy Asset, LLC”, “CT XLC Holding, LLC” and “Bellevue C2 Holdings, LLC”.  The obligations of the Sellers and the Joinder Parties, as Sellers, under Section 7 and Section 13 (as to the first two (2) paragraphs) of the Custodial Agreement shall be joint and several.  Each Joinder Party hereby agrees to be bound by all of the terms and conditions set forth in the Custodial Agreement, including, but not limited to, Section 13 of the Custodial Agreement with respect to the liability and indemnification obligations of a “Seller” and Section 7 of the Custodial Agreement with respect to the fees and expenses of the Custodian.

SECTION 6.  Amendment to the Servicing Agreement.  The term “Seller” as that term is used in the Servicing Agreement shall be amended to include “CT Legacy Asset, LLC”, “CT XLC Holding, LLC” and “Bellevue C2 Holdings, LLC”.  The obligations of the Sellers and the Joinder Parties, as Sellers, under Section 6.02 of the Servicing Agreement shall be joint and several.  Each Joinder Party hereby agrees to be bound by all of the terms and conditions set forth in the Servicing Agreement.

SECTION 7.  Amendment to the Depository Agreement.  The term “Seller” as that term is used in the Depository Agreement shall be amended to include “CT Legacy Asset, LLC”, “CT XLC Holding, LLC” and “Bellevue C2 Holdings, LLC”.  The obligations of the Sellers and the Joinder Parties, as Sellers, under Section 18 of the Depository Agreement shall be joint and several.  Each Joinder Party hereby agrees to be bound by all of the terms and conditions set forth in the Depository Agreement.

SECTION 8.  Amendment to the Master Agreement.  The term “Party B” as that term is used in the Master Agreement shall be amended to include “CT Legacy Asset, LLC”, “CT XLC Holding, LLC” and “Bellevue C2 Holdings, LLC”.  The obligations of Sellers and the Joinder Parties, as Party B, of the Master Agreement shall be joint and several.  Each Joinder Party hereby agrees to be bound by all of the terms and conditions set forth in the Master Agreement.

SECTION 9.  Assignment.  Subject to the terms of the Repurchase Agreement, each Joinder Party does hereby sell, assign and convey to Buyer, its successors and assigns, all of the right, title and interest of such Joinder Party in, to and under its respective Additional Collateral and Buyer accepts such assignment from such Joinder Party and assumes all of the obligations of such Joinder Party arising on and after the date hereof under the Additional Collateral.

SECTION 10.  Precautionary Pledge of Additional Collateral.  In accordance with the Repurchase Agreement, each Joinder Party hereby reaffirms the terms and conditions of Article 5 of the Repurchase Agreement.

SECTION 11.Signature of Repurchase Documents.  This Joinder and Amendment is intended to be the equivalent of a signature page to the Repurchase Documents.  Each Joinder Party acknowledges that its obligations as a party to the Repurchase Documents are unconditional and are not subject to the execution of the Repurchase Documents by any other party.  Buyer and Servicer are authorized to rely on this Joinder and Amendment as evidence that each Joinder Party has joined in all the Repurchase Documents and all obligations thereunder and such Joinder Party is fully obligated thereunder.

SECTION 12.  Certain Actions by Buyer.  Buyer shall have the right to (1) renew, modify, amend, waive, extend, or accelerate any obligations arising under the Repurchase Documents, (2) pursue some or all of its remedies against Sellers or the Joinder Parties, (3) add, release, or substitute any collateral given to Buyer as security under the Repurchase Documents, or (4) release Sellers or the Joinder Parties from liability.  Buyer may take any of the foregoing actions without consent or confirmation by any Joinder Party, and no such action shall limit, restrict, waive, discharge, or otherwise affect any Joinder Party’s liability under this Joinder and Amendment.  If Buyer and Sellers agree to any modification or amendment of the Repurchase Documents, then each Joinder Party shall be bound by such agreement whether or not such Joinder Party consents and agrees thereto.  This Section 14 shall not in any way affect, modify or impair Servicer’s rights or remedies under the Repurchase Documents.

SECTION 13.  Incorporation by Reference.  All the Repurchase Documents, as they now exist and as they may be amended or modified in the future (whether or not any Joinder Party is a party to such amendment), are incorporated by reference in this Joinder and Amendment as if set forth in full.

SECTION 14.  JURY TRIAL WAIVER.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH JOINDER PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS JOINDER AND AMENDMENT OR THE REPURCHASE DOCUMENTS.  THIS WAIVER IS A MATERIAL INDUCEMENT TO BUYER TO ENTER INTO THE TRANSACTIONS.

SECTION 15.  Security.  This Joinder and Amendment, and all obligations of each Joinder Party under the Repurchase Documents, are secured by all security documents delivered pursuant to the Repurchase Agreement.

SECTION 16.  Inducement.  Each Joinder Party acknowledges that this Joinder and Amendment is being executed and delivered to Buyer to induce Buyer to enter into the Transactions and, but for this Joinder and Amendment, Buyer would not be willing to enter into such Transactions.

SECTION 17.  Conditions Precedent.  This Joinder and Amendment shall become effective on the date on which Buyer shall have received a legal opinion from counsel to the Sellers dated as of the date hereof addressed to Buyer and its successors and assigns as to (a) the enforceability of the Repurchase Agreement, as amended by this Joinder and Amendment, and (b) each Joinder Party’s authority to execute, deliver and perform its obligations under the Repurchase Agreement, as amended by this Joinder and Amendment, in each case, in form and substance acceptable to Buyer in its reasonable discretion.

SECTION 18.  Representations and Warranties.  On and as of the date first above written, each of the Sellers hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Documents on its part to be observed or performed, (b) no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) no Seller has any, and each hereby waives all, defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against the Buyer arising under or in respect of the Repurchase Agreement or any other Repurchase Document.  Each Seller hereby confirms and reaffirms the representations and warranties contained in the Repurchase Agreement and all of the other Repurchase Documents (unless any such representation or warranty relates solely to an earlier date, then as of such earlier date).

SECTION 19.  Binding Effect; No Partnership.  The provisions of the Repurchase Documents and this Joinder and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.

SECTION 20.  Further Agreements.  Sellers and the Joinder Parties each agree to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate to effectuate the purposes of this Joinder and Amendment.

SECTION 21.   Acknowledgement by Sellers and Joinder Parties.  Sellers and each Joinder Party hereby agree to this Joinder and Amendment and all its terms and conditions.  Sellers and each Joinder Party shall perform and be bound by all obligations and covenants of such Joinder Party under this Joinder and Amendment.  All such obligations and covenants shall also constitute obligations and covenants of Sellers and each Joinder Party under the Repurchase Documents.  Any breach or default by any Joinder Party under this Joinder and Amendment or any Repurchase Document shall constitute a breach or default by Sellers and the Joinder Parties under the Repurchase Documents.

SECTION 22.  General Release.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Seller, for: (i) itself, (ii) any parent or Subsidiary thereof, and (iii) the respective partners, officers, directors, shareholders, successors and assigns of all of the foregoing persons and entities (a) reaffirms the Repurchase Agreement and the other Transaction Documents and acknowledges that the security interests granted to Buyer in the Repurchase Agreement (including, without limitation, the security interest granted to Buyer in the event that any court or other forum re-characterizes any Transaction under the Repurchase Agreement as a loan) are continuing and in full force and effect in favor of Buyer; (b) acknowledges that (i) as of the date hereof, the aggregate of the Repurchase Price of all Purchased Assets and the repurchase price of all JPMCF Purchased Assets is $123,977,075.42 and (ii) all amounts owing under the Repurchase Agreement and the other Transaction Documents shall be due and payable on the applicable date provided for therein; (c) hereby releases and forever discharges Buyer and each of its subsidiaries, affiliates, its past, present and future officers, directors, agents, employees, partners, managers, shareholders, servants, attorneys and representatives, as well as their, successors, assigns, their respective heirs, legal representatives, legatees, predecessors-in-interest, successors and assigns, of and from any and all actions, claims, demands, damages, debts, suits, contracts, agreements, losses, liabilities, indebtedness, causes of action either at law or in equity, obligations of whatever kind or nature, accounts, defenses, and offsets against liabilities and obligations, whether known or unknown, direct or indirect, new or existing, by reason of any matter, cause or thing whatsoever occurring on or prior to the date hereof arising out of or relating to any matter or thing whatever, including without limitation, such claims and defenses as fraud, misrepresentation, breach of duty, mistake, duress, usury, claims pertaining to so-called “lender liability,” and claims pertaining to creditor’s rights, which such party ever had, now has, or might hereafter have against the other, jointly or severally, for or by reason of any matter, act, omission, cause or thing whatsoever occurring, on or prior to the date of this Joinder and Amendment, that is related to, in whole or in part, directly or indirectly, the Transactions, the Repurchase Agreement, the Transaction Documents and this Joinder and Amendment; and (d) warrants, represents and acknowledges that it has no defenses to the payment of, nor any right to set off against, all or any of the JPMCB Repurchase Obligations set forth in the Transaction Documents, nor any counterclaims or other rights of action against Buyer of any kind whatsoever, including, without limitation, any right to contest any of the following: the enforceability, applicability or validity of any provisions of the Transaction Documents, Buyer’s right to all proceeds of the Scheduled Assets, the existence, validity, enforceability, or perfection of any security interest or mortgage in favor of Buyer, the conduct of Buyer in administering the Transaction Documents and any legal fees and expenses incurred by the Buyer under the Repurchase Agreement, the other Transaction Documents or this Joinder and Amendment.

SECTION 23.  Limited Effect.  Except as expressly amended and modified by this Joinder and Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its respective terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Joinder and Amendment.  Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 24.  Override Provision.  Notwithstanding any provision in the Repurchase Agreement to the contrary, which are hereby pro tanto superseded and modified or replaced mutatis mutandis to the extent of any inconsistency, the provisions in this Joinder and Amendment shall apply from and after the date hereof.

SECTION 25.  Counterparts.  This Joinder and Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Joinder and Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 26.  GOVERNING LAW.  THIS JOINDER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS:

CT LEGACY JPM SPV, LLC, a Delaware limited liability

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

CT LEGACY CAYMAN, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

CT LEGACY ASSET, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

CT XLC HOLDING, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

Signature Page to Joinder No. 2 and Amendment No. 3 to Master Repurchase Agreement

BELLEVUE C2 HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Joinder No. 2 and Amendment No. 3 to Master Repurchase Agreement

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Kunal K. Singh
Name: Kunal K. Singh
Title: Executive Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Joinder No. 2 and Amendment No. 3 to Master Repurchase Agreement

ACKNOWLEDGED AND AGREED TO BY:

CUSTODIAN AND SECURITIES INTERMEDIARY:

Each of Custodian and Securities Intermediary executes this Joinder and Amendment in its respective capacity as custodian or securities intermediary, as applicable, and for the limited purpose of recognizing each Joinder Party as a party under the Custodial Agreement, as more specifically provided in this Joinder and Amendment.

U.S. BANK NATIONAL ASSOCIATION AS SUCCESSOR IN INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By:	/s/ Jose A. Galarza
Name: Jose A. Galarza
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION AS SUCCESSOR IN INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary

By:	/s/ Jose A. Galarza
Name: Jose A. Galarza
Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Joinder No. 2 and Amendment No. 3 to Master Repurchase Agreement

SERVICER:

Servicer executes this Joinder and Amendment in its capacity as servicer and for the limited purpose set forth in Sections 1(c) and 6 hereof to recognize each Joinder Party as a party under the Servicing Agreement, as more specifically provided in this Joinder and Amendment.

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as successor by merger with Midland Loan Services, Inc., not in its individual capacity but solely as Servicer

By:	/s/ Cynthia A. Bicknell
Name: Cynthia A. Bicknell
Title: Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Joinder No. 2 and Amendment No. 3 to Master Repurchase Agreement

DEPOSITORY:

Depository executes this Joinder and Amendment solely in its capacity as depository and for the limited purposes set forth in Sections 1(d) and 7 hereof to recognize each Joinder Party as a party under the Depository Agreement.

PNC BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Depository

By:	/s/ Peggy Kiely
Name: Peggy Kiely
Title: Assistant Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Joinder No. 2 and Amendment No. 3 to Master Repurchase Agreement

HEDGE COUNTERPARTY:

Hedge Counterparty executes this Joinder and Amendment in its capacity as hedge counterparty and for the limited purpose of recognizing each Joinder Party as a party under the Master Agreement, as amended, as more specifically provided in this Joinder and Amendment.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Hedge Counterparty

By:	/s/ Kunal K. Singh
Name: Kunal K. Singh
Title: Executive Director

Signature Page to Joinder No. 2 and Amendment No. 3 to Master Repurchase Agreement

Schedule A

Additional Collateral

Purchased Asset	Principal Amount

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule B

Additional Collateral Documents

Asterisks (*) indicate original documents, all other documents are copies.

[***]
All documents dated January 30, 2007 unless otherwise noted.

1.	[***]

(a)	[***]

(b)	[***]

2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]
7.	[***]
8.	[***]
9.	[***]
10.	[***]
11.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.	[***]
13.	[***]
14.	[***]
15.	[***]
16.	[***]
17.	[***]
18.	[***]
19.	[***]
20.	[***]
21.	[***]
22.	[***]
23.	[***]
24.	[***]
25.	[***]
26.	[***]
27.	[***]
28.	[***]
29.	[***]
30.	[***]
31.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

32.	[***]
33.	[***]
34.	[***]
35.	[***]

[***]
All documents dated January 30, 2007 unless otherwise noted

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]
6.	[***]
7.	[***]
8.	[***]
9.	[***]
10.	[***]
11.	[***]
12.	[***]
13.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.	[***]
15.	[***]
16.	[***]
17.	[***]
18.	[***]
19.	[***]
20.	[***]
21.	[***]
22.	[***]
23.	[***]
24.	[***]
25.	[***]
26.	[***]
27.	[***]
28.	[***]
29.	[***]
30.	[***]
31.	[***]
32.	[***]
33.	[***]
34.	[***]
35.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

36.	[***]

[***]

37.	[***]
38.	[***]
39.	[***]
40.	[***]
41.	[***]
42.	[***]
43.	[***]
44.	[***]
45.	[***]
46.	[***]
47.	[***]
48.	[***]
49.	[***]
50.	[***]
51.	[***]
52.	[***]
53.	[***]
54.	[***]
55.	[***]
56.	[***]
57.	[***]
58.	[***]
59.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

60.	[***]
61.	[***]
62.	[***]
63.	[***]
64.	[***]
65.	[***]
66.	[***]
67.	[***]
68.	[***]
69.	[***]
70.	[***]
71.	[***]

[***]
All documents dated September 28, 2006 unless otherwise noted

72.	[***]

(a)	[***]

(b)	[***]

73.	[***]
74.	[***]
75.	[***]
76.	[***]
77.	[***]
78.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

79.	[***]
80.	[***]
81.	[***]
82.	[***]
83.	[***]
84.	[***]
85.	[***]
86.	[***]
87.	[***]
88.	[***]

(a)	[***]

(b)	[***]

89.	[***]
90.	[***]
91.	[***]
92.	[***]
93.	[***]
94.	[***]
95.	[***]
96.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

97.	[***]
98.	[***]
99.	[***]
100.	[***]
101.	[***]
102.	[***]
103.	[***]
104.	[***]
105.	[***]
106.	[***]
107.	[***]
108.	[***]
109.	[***]
110.	[***]
111.	[***]
112.	[***]
113.	[***]
114.	[***]

[***]
All documents dated as of June 1, 2007 unless otherwise noted

115.	[***]

(a)	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	[***]

(c)	[***]

116.	[***]
117.	[***]
118.	[***]
119.	[***]
120.	[***]
121.	[***]
122.	[***]
123.	[***]
124.	[***]
125.	[***]
126.	[***]
127.	[***]
128.	[***]
129.	[***]
130.	[***]
131.	[***]
132.	[***]
133.	[***]
134.	[***]
135.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

136.	[***]
137.	[***]
138.	[***]
139.	[***]
140.	[***]
141.	[***]

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

142.	[***]
143.	[***]
144.	[***]
145.	[***]
146.	[***]
147.	[***]
148.	[***]
149.	[***]
150.	[***]
151.	[***]
152.	[***]
153.	[***]
154.	[***]
155.	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

156.	[***]
157.	[***]
158.	[***]
159.	[***]
160.	[***]
161.	[***]
162.	[***]
163.	[***]
164.	[***]
165.	[***]
166.	[***]
167.	[***]
168.	[***]
169.	[***]
170.	[***]
171.	[***]
172.	[***]
173.	[***]
174.	[***]
175.	[***]

[***]

1. [***]

2. [***]
3. [***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. [***]

[***]

1.[***]

2.[***]

[***]

1. [***]
2. [***]

[***]

1. [***]

2. [***]

[***]

1. [***]

2. [***]
3. [***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule C

Annex II to the Repurchase Agreement
Asset Name	Aggregate JPM Repurchase Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.